Exhibit 10.2

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT, dated as of April 22, 2022 (this “Amendment”), to the Credit Agreement, dated as of March 11, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time the “Credit Agreement” and the Credit Agreement, as in effect prior to giving effect hereto, the “Existing Credit Agreement”), among CAVA GROUP, INC. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;
WHEREAS, in accordance with Section 9.02 of the Credit Agreement, the Borrower has requested that effective as of the Amendment Effective Date (as defined below) the Required Lenders agree to amend certain provisions of the Existing Credit Agreement as provided herein; and
WHEREAS, the Borrower, the Administrative Agent, and the Required Lenders are willing to agree to this Amendment on the terms set forth herein.
NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:
SECTION 1.    Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2.    Amendment Effective Date. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts to this Amendment, duly executed by the Borrower, the Administrative Agent and the Required Lenders.
SECTION 3.    Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that:
3.1.no Default or Event of Default exists pursuant to the Credit Agreement as of the Amendment Effective Date, and immediately after giving effect to the Amendment; and
3.2.each of the representations and warranties made by any Loan Party set forth in Article III of the Credit Agreement, and in any Loan Document, are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, provided that, (i) to the extent that any representation and warranty specifically refers to a given date or period, it was true and correct in all material respects as of such date or for such period and (ii) to the extent that any representation and warranty is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, such representation and warranty is true and correct in all respects.
SECTION 4.    Amendments. Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

4.1. Section 5.01(a) of the Existing Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
(a)    Quarterly Financial Statements. Within 45 days (or, with respect to the Fiscal Quarters ending April 17, 2022, July 10, 2022 and October 2, 2022, 60 days) after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheet of the Borrower as at the end of such Fiscal Quarter and the related consolidated statements of income or operations and cash flows of the Borrower for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, and setting forth, in reasonable detail, in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail; provided that any comparison against the corresponding figures from the corresponding period in any prior Fiscal Year may reflect the financial results of any applicable predecessor entity;
4.2. : Section 5.01(b) of the Existing Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
(b)    Annual Financial Statements. Within 120 days after the end of each Fiscal Year (or, with respect to the Fiscal Year ended December 26, 2021, by May 25, 2022), (i) the consolidated balance sheet of the Borrower as at the end of such Fiscal Year and the related consolidated statements of income or operations and cash flows of the Borrower for such Fiscal Year and setting forth, in reasonable detail, in comparative form the corresponding figures for the previous Fiscal Year (it being understood and agreed that no such comparison shall be required if (A) the relevant independent certified public accountant is not willing to provide the same or (B) the corresponding figures from the previous Fiscal Year are not available) and (ii) with respect to such consolidated financial statements, a report thereon of Deloitte & Touche, LLP or other independent certified public accountant of recognized national standing (which report shall not be subject to (A) a “going concern” qualification (but not a “going concern” explanatory paragraph or like statement) (except as resulting from, in the good faith determination of the Borrower, (1) the impending maturity of any Indebtedness, (2) the breach or anticipated breach of any financial covenant and/or (3) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary) or (B) a qualification as to the scope of the relevant audit), and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Borrower as at the dates indicated and its results of operations and cash flows for the periods indicated in conformity with GAAP;
SECTION 5.    Effect of Amendment; Reaffirmation.
5.1.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect.
5.2.    This Amendment shall constitute a Loan Document for purposes of the Credit Agreement. On and after the Amendment Effective Date, each reference in any Loan Document to the “Credit Agreement” and each reference in the Credit Agreement to “this Agreement”, “hereunder”,

“hereof” or “herein” shall mean and be a reference to the Credit Agreement as amended by this Amendment. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing in this Amendment shall be deemed to be a novation of any Obligations under the Credit Agreement or any other Loan Document.
SECTION 6.    General.
6.1.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.2.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it has been executed by the Borrower, the Required Lenders and the Administrative Agent and when the Administrative Agent has received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment. It is understood and agreed that, subject to any Requirement of Law, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any applicable Requirement of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state laws based on the Uniform Electronic Transactions Act.
6.3.    Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

CACAVA GROUP, INC., as the Borrower

By:	/s/ Tricia Tolivar
	Name:	Tricia Tolivar
	Title:	CFO
[Signature Page to Amendment No. 1 to the Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Craig Bogle
	Name:	Craig Bogle
	Title:	Authorized Officer
[Signature Page to Amendment No. 1 to the Credit Agreement]

CITIBANK N.A., as a Lender

By:	/s/ Anthony Scalfaro
	Name:	Anthony Scalfaro
	Title:	Vice President
[Signature Page to Amendment No. 1 to the Credit Agreement]

Capital One, National Association, as a Lender

By:	/s/ Jack Kelleher
	Name:	Jack Kelleher
	Title:	Sr. Manager
[Signature Page to Amendment No. 1 to the Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Gordon MacArthur
	Name:	Gordon MacArthur
	Title:	Authorized Signatory
[Signature Page to Amendment No. 1 to the Credit Agreement]